As filed with the Securities and Exchange Commission on April 29, 2005.

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12


                                             PROGRAMMER'S PARADISE, INC.
-------------------------------------------------------------------------------------------------------------------
                                  (Name of Registrant as Specified in Its Charter)
-------------------------------------------------------------------------------------------------------------------

                      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
-------------------------------------------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[X]       No fee required.
[ ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          (1)   Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------------------------------------------
          (2)   Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------------------------------------------
          (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
                0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------------------------------------------
          (4)   Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------------------------------------------
          (5)   Total fee paid:

          ---------------------------------------------------------------------------------------------------------

[ ]       Fee paid previously with preliminary materials.
[ ]       Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)   Amount Previously Paid:

          ---------------------------------------------------------------------------------------------------------
          (2)   Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------------------------------------------
          (3)   Filing Party:

          ---------------------------------------------------------------------------------------------------------
          (4)   Date Filed:

          ---------------------------------------------------------------------------------------------------------


                          PROGRAMMER'S PARADISE, INC.
                             1157 Shrewsbury Avenue
                          Shrewsbury, New Jersey 07702


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    ----------------------------------------

                            TO BE HELD JUNE 14, 2005

To our Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders ("the Meeting") of Programmer's Paradise, Inc. (the "Company") will be held at the offices of Dechert LLP, 30 Rockefeller Plaza, New York, New York, on June 14, 2005 at 10:00 AM, local time, for the following purposes:

         1. To elect a Board of five Directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified;

         2.   To  consider  and take  action  upon  such  other  matters  as may
              properly   come  before  the  Meeting  and  any   adjournment   or
              postponement thereof.

The close of business on April 26, 2005 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof. Commencing 10 days prior to the Meeting, a complete list of stockholders will be open to the examination of any stockholder for any purpose germane to the Meeting, during ordinary business hours, at the Company's headquarters, 1157 Shrewsbury Avenue, Shrewsbury, New Jersey. The transfer books of the Company will not be closed.

All stockholders are cordially invited to attend the Meeting. Whether or not you expect to attend, you are respectfully requested to fill in, sign, date and return the enclosed proxy promptly in the accompanying envelope, which requires no postage if mailed in the United States.

A copy of the Company's Annual Report for the fiscal year ended December 31, 2004 is enclosed herewith.

                                        By Order of the Board of Directors,


                                        William H. Willett,
                                        Chairman and Chief Executive Officer
April 29, 2005

                          PROGRAMMER'S PARADISE, INC.
                             1157 Shrewsbury Avenue
                          Shrewsbury, New Jersey 07702

                                 PROXY STATEMENT
                                 ---------------

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Programmer's Paradise, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders ("the Meeting") to be held at the offices of Dechert LLP, 30 Rockefeller Plaza, New York, New York, on June 14, 2005 at 10:00 AM, local time, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Any stockholder giving such a proxy may revoke it at any time before it is exercised by written notice to the Secretary of the Company at the above-stated address or by giving a later dated proxy. Attendance at the Meeting will not have the effect of revoking the proxy unless such written notice is given, or unless the stockholder votes by ballot at the Meeting.

The approximate date on which this proxy statement and the accompanying form of proxy will first be sent or given to the Company's stockholders is April 29, 2005.

VOTING SECURITIES

Only holders of shares of the Company's Common Stock, $.01 par value per share ("Common Stock"), of record at the close of business on April 26, 2005 are entitled to vote at the Meeting. On April 26, 2005 (the "Record Date"), 3,990,535 shares of Common Stock were issued and outstanding. In addition, on that date, 1,293,965 shares were held in Treasury by the Company and deemed issued but not outstanding. Each outstanding share of Common Stock is entitled to one vote upon all matters to be acted upon at the Meeting. A majority in interest of the outstanding Common Stock represented at the Meeting in person or by proxy shall constitute a quorum. The affirmative vote of a plurality of the shares present in person or represented by proxy at the Meeting and entitled to vote is necessary to elect the nominees for election as Directors. Accordingly, shares not voted in the election of Directors (including shares covered by a proxy as to which authority is withheld to vote for all nominees) and shares not voted for any particular nominee (including shares covered by a proxy as to which authority is withheld to vote for only one or less than all of the identified nominees) will not prevent the election of any of the nominees for Director. For all other matters, if any, submitted to stockholders at the
Meeting, if a quorum is present, the affirmative vote of a majority of the shares represented at the Meeting and entitled to vote is required for approval. As a result, abstention votes will have the effect of a vote against such matters. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Broker non-votes are not counted for any purpose in determining whether a matter has been approved.

If the enclosed proxy is properly executed and returned, the Common Stock represented thereby will be voted in accordance with the instructions thereon. If no instructions are indicated, the Common Stock represented thereby will be voted FOR the election of each of the nominees set forth under the caption
"Election of Directors" and in the discretion of the persons named in the proxies as proxy appointees as to any other matter that may properly come before the Meeting.

Your vote is important. Accordingly, you are urged to fill in, sign, date and return the accompanying proxy card whether or not you plan to attend the Meeting. If you do attend, you may vote by ballot at the Meeting, thereby canceling any proxy previously given.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of April 25, 2005 by (i) each person who, to the knowledge of the Company, beneficially owns more than 5% of the outstanding Common Stock of the Company, (ii) the Directors and executive officers of the Company and (iii) all Directors and executive officers of the Company as a group. Except as indicated, each person listed below has sole voting and investment power with respect to the shares set forth opposite such person's name.

                                               Number of shares
                                               ----------------
     Name                                     beneficially owned      Percent
     ----                                     ------------------      -------

     Mark T. Boyer (1)                        426,849                 10.6%
     William H. Willett (2)                   318,070                  7.4%
     Edwin Morgens (3)                        200,294                  5.0%
     Jeffrey Largiader (4)                    111,500                  2.7%
     Simon F. Nynens (5)                      114,320                  2.8%
     F. Duffield Meyercord (6)                 74,687                  1.9%
     Allan D. Weingarten (7)                   63,437                  1.6%
     Vito Legrottaglie (8)                     55,270                  1.4%
     Dan Jamieson (9)                          45,000                  1.1%
     All Directors and executive
     officers as a group (9 persons) (10)   1,409,427                 29.3%

     ROI Capital Management, Inc. (11)        304,900                  7.6%

To the Company's knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has "beneficial ownership" with respect to the shares set forth opposite such person's name. Unless otherwise noted below, the information as to beneficial ownership is based upon statements furnished to the Company by the beneficial owners. For purposes of computing the percentage of outstanding shares held by each person named above, pursuant to the rules of the Securities and Exchange Commission, any security that such person has the right to acquire within 60 days of the date of calculation is deemed to be outstanding, but is not deemed to be outstanding for purposes of computing the percentage ownership of any other person.

The address for each Director and executive officer of the Company is c/o Programmer's Paradise, 1157 Shrewsbury Avenue, Shrewsbury, New Jersey 07702.

(1) Beneficial ownership information is based upon information provided by ROI Capital Management, Inc. ("ROI") and Mr. Boyer. By virtue of Mr. Boyer's ownership interest in ROI, Mr. Boyer may be deemed to beneficially own the 304,900 shares beneficially owned by ROI. See footnote 11 below. Mr. Boyer beneficially owns directly 78,200 shares. Includes 43,749 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days following April 25, 2005.

(2)  Includes  308,070  shares of Common  Stock  that may be  acquired  upon the
     exercise  of  options  that  are  currently   exercisable  or  will  become
     exercisable within 60 days following April 25, 2005.

(3) Includes 20,000 shares of Common Stock held by a trust for the benefit of Mr. Morgens' daughter, with respect to which Mr. Morgens disclaims beneficial ownership. Includes 44,687 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days following April 25, 2005.

(4)  Includes 100,000  shares  of Common  Stock  that may be  acquired  upon the
     exercise  of  options  that  are  currently   exercisable  or  will  become
     exercisable within 60 days following April 25, 2005.

(5)  Includes  114,320  shares of Common  Stock  that may be  acquired  upon the
     exercise  of  options  that  are  currently   exercisable  or  will  become
     exercisable within 60 days following April 25, 2005.

(6) Includes 44,687 shares of Common Stock that may be acquired upon the exercise of options within that are currently exercisable or will become exercisable within 60 days following April 25, 2005.

(7)  Includes  63,437  shares  of Common  Stock  that may be  acquired  upon the
     exercise  of  options  that  are  currently   exercisable  or  will  become
     exercisable within 60 days following April 25, 2005.

(8)  Includes  55,000  shares  of Common  Stock  that may be  acquired  upon the
     exercise  of  options  that  are  currently   exercisable  or  will  become
     exercisable within 60 days following April 25, 2005.

(9)  Includes  45,000  shares  of Common  Stock  that may be  acquired  upon the
     exercise  of  options  that  are  currently   exercisable  or  will  become
     exercisable within 60 days following April 25, 2005.

(10) Includes  818,950  shares of Common  Stock  that may be  acquired  upon the
     exercise  of  options  that  are  currently   exercisable  or  will  become
     exercisable within 60 days following April 25, 2005.

(11) The address for ROI Capital Management, Inc. is 300 Drakes Landing Road, Suite 175, Greenbrae, CA 94904. Beneficial ownership information is based upon information provided by ROI.

CORPORATE GOVERNANCE

Role of the Board of Directors
In accordance with the General Corporation Law of the State of Delaware and our certificate of incorporation and bylaws, our business, property and affairs are managed under the direction of the Board of Directors. Although our non-employee Directors are not involved in our day-to-day operating details, they are kept informed of our business through written reports and documents provided to them regularly, as well as by operating, financial and other reports presented by our officers at meetings of the Board of Directors and committees of the Board of Directors.

Meetings of the Board of Directors
The Board met eight times in 2004. Each of the Directors attended at least 75% of all meetings held by the Board of Directors and all meetings of each committee of the Board of Directors on which such Director served during 2004.

Communication  with the  Board  of  Directors;  Director  Attendance  at  Annual
Meetings
Stockholders may communicate with a member or members of the Board of Directors by addressing their correspondence to the Board member or members c/o the
Corporate Secretary, Programmer's Paradise, Inc., 1157 Shrewsbury Avenue, Shrewsbury, NJ 07702. Our Corporate Secretary will review the correspondence and forward it to the chair of the appropriate committee or to any individual Director or Directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to Programmer's Paradise or our business, or is similarly inappropriate. Our Corporate Secretary has the authority to discard or disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.

Recognizing that Director attendance at our annual meetings can provide our stockholders with a valuable opportunity to communicate with Board members about issues affecting our Company, we encourage our Directors to attend each annual meeting of stockholders. Each Board member attended last year's annual meeting of stockholders.

Director Independence
The Board of Directors has determined that the following Directors are independent under the NASDAQ listing standards: Messrs. Boyer, Meyercord, Morgens and Weingarten.

Committees of the Board of Directors
The Board of Directors has an Audit Committee, Compensation Committee and a Nominating and Governance Committee.

Audit Committee. The Board of Directors has an Audit Committee that monitors the integrity of the Company's financial statements, financial reporting process and internal controls regarding finance, accounting and legal compliance; monitors the independence and performance of our independent registered public accounting firm; provides an avenue of communication among the independent registered public accounting firm, management, including internal audit, and our Board of Directors; and monitors significant litigation and financial risk exposure. The current members of the Audit Committee are Messrs. Weingarten (Chairman), Meyercord and Morgens, each of whom is independent as defined by the NASDAQ listing standards and applicable Securities and Exchange Commission ("SEC") rules. The Board of Directors has determined that Mr. Weingarten meets the criteria as an "audit committee financial expert" as defined in applicable SEC rules. The Audit Committee met five times during 2004.

The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the charter is included as Annex A to this proxy statement and is also available in the investor relations section of our web site, http://www.programmersparadise.com/company/overview.pasp. The report of the Audit Committee begins on page 15 of this proxy statement.

Compensation Committee. The Board of Directors has a Compensation Committee which reviews and monitors matters related to management development and succession; develops and implements executive compensation policies and pay for performance criteria for the Company; reviews and approves the initial and annual base salaries, annual incentive bonus and all long-term incentive awards of our Chairman of the Board and Chief Executive Officer; reviews and approves such compensation arrangements for all corporate officers and certain other key employees; approves stock-related incentives under our stock incentive and executive compensation plans, and exercises all powers of the Board of Directors under those plans other than the power to amend or terminate those plans; reviews and approves material matters concerning our employee compensation and benefit plans; and carries out such responsibilities as have been delegated to it under various compensation and benefit plans and such other responsibilities with respect to our compensation matters as may be referred to it by our Board of Directors or management. The members of the Compensation Committee are Messrs. Meyercord (Chairman), Morgens and Weingarten, each of whom is independent as defined by the NASDAQ listing standards. The Compensation Committee met two times during 2004.

The Compensation Committee operates under a written charter adopted by the Board of Directors, a copy of which is available in the investor relations section of our web site, http://www.programmersparadise.com/company/overview.pasp. The report of the Compensation Committee begins on page 13 of this proxy statement.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee which identifies individuals qualified to become Board members and recommends to the Board director nominees for election at the next Annual Meeting of Stockholders. Currently, the members of the Nominating and Governance Committee are Messrs. Boyer (Chairman), Morgens and Weingarten, each of whom is independent as defined by the NASDAQ listing standards. The Nominating and Governance Committee did not meet during 2004 and instead the entire Board participated in nomination and evaluation functions. The Nominating and Governance Committee operates under a written charter adopted by the Board of Directors. The Nominating and Governance Committee charter is available in the investor relations section of our web site, http://www.programmersparadise.com /company/overview.pasp.

Director Nominations
The Nominating and Governance Committee will consider recommendations for directorships submitted by our stockholders. Stockholders who wish the Nominating and Governance Committee to consider their recommendations for nominees for the position of Director should submit their recommendations, in accordance with the procedures set forth below, in writing to: Corporate
Secretary, Programmer's Paradise, Inc., 1157 Shrewsbury Avenue, Shrewsbury, NJ 07702. In order to be considered for inclusion in the proxy statement and form of proxy for the annual meeting of stockholders to be held in 2006, the stockholder's notice much be received by our Company not less than 120 days nor more than 150 days before the first anniversary of the date of this proxy statement.

For nominations, such stockholder's notice shall set forth: (i) as to each person whom the stockholder proposes to nominate for election as a Director, (A) the name, age, business address and residential address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of stock of our Company that are beneficially owned by such person, (D) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors or is otherwise required by the rules and regulations of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended and (E) the written consent of the nominee to be named in the proxy statement as a nominee and to serve as a Director if elected and (ii) as to the stockholder giving the notice, (A) the name, and business address and residential address, as they appear on our stock transfer books, of the nominating stockholder, (B) a representation that the nominating stockholder is a stockholder of record and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (C) the class and number of shares of stock of our Company beneficially owned by the nominating stockholder and (D) a description of all arrangements or understandings between the nominating stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the nominating stockholder.

In its assessment of each potential candidate, the Nominating and Governance committee will review the nominee's professional ethics, integrity and values, judgment, experience, independence, commitment to representing the long-term interests of the stockholders, understanding of our Company's or other related industries and such other factors the Nominating and Governance committee determines are pertinent in light of the current needs of the Board of Directors. The Nominating and Governance Committee seeks to identify candidates representing diverse experience at policy-making levels in business, management, marketing, finance, human resources, communications and in other areas that are relevant to our activities. The Nominating and Governance Committee will also take into account the ability of a Director to devote the time and effort necessary to fulfill his or her responsibilities to our Company. After full consideration, the stockholder proponent will be notified of the decision of the Nominating and Governance Committee.

Nominees may also be recommended by Directors, members of management, or, in some cases, by a third party firm. In identifying and considering candidates for nomination to the Board, the Nominating and Governance Committee considers, in addition to the requirements described above and set out in its charter, quality of experience, our needs and the range of knowledge, experience and diversity represented on the Board. Each Director candidate will be evaluated by the Nominating and Governance Committee based on the same criteria and in the same manner, regardless of whether the candidate was recommended by a company stockholder or by others. The Nominating and Governance Committee will conduct the appropriate and necessary inquiries with respect to the backgrounds and qualifications of all Director nominees. The Nominating and Governance Committee will also review the independence of each candidate and other qualifications of all Director candidates, as well as consider questions of possible conflicts of interest between Director nominees and our Company. After the nominating and governance committee has completed its review of a nominee's qualifications and conducted the appropriate inquiries, the Nominating and Governance Committee will make a determination whether to recommend the nominee for approval by the Board of Directors. If the Nominating and Governance Committee decides to recommend the director nominee for nomination by the Board of Directors and such recommendation is accepted by the Board, the form of our proxy solicited will include the name of the director nominee.

Director Compensation and Arrangements
Each outside Director (i.e., non-employee) receives $2,000 per quarter for serving on the Board, an additional $1,000 per meeting, $1,000 per Audit Committee meeting and $500 per Compensation Committee meeting as well as reimbursement for reasonable expenses incurred in connection with service as a Director. In April 1995, the Company adopted the 1995 Non-Employee Director Plan pursuant to which the Company's non-employee Directors received automatic grants of options to purchase shares of Common Stock. See "Stock

Option  Plans--1995   Non-Employee  Director  Plan."  On  June  10,  2004,  each non-employee Director received non-qualified options to purchase 25,000 shares of common stock with an exercise price of $8.03 per share, vesting immediately.


Code of Business Conduct and Ethics
In January 2004, we adopted a Code of Ethical Conduct. The full text of the Code of Ethical Conduct, which applies to all employees, officers and Directors of the Company, including our Chief Executive Officer, Chief Financial Officer and Controller is available in the investor relations section of our web site, http://www.programmersparadise.com /company/overview.pasp. The Company intends to disclose any amendment to, or waiver from, a provision of the Code of Ethical Conduct that applies to our Chief Executive Officer, Chief Financial Officer or Controller in the investor relations section of our web site.

ELECTION OF DIRECTORS

At the Meeting, five Directors will be elected by the stockholders to serve until the next annual meeting or until their successors are elected and qualified. The accompanying proxy will be voted for the election as Directors of the nominees listed below, all of whom are currently Directors of the Company, unless the proxy contains contrary instructions. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a Director. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the proxy will be voted for the election of such person or persons as shall be designated by the Directors.

Effective January 26, 2005, James W. Sight resigned his position as a Director. If all five of the nominees are elected, one vacancy will remain on the Board of Directors. Proxies cannot be voted for a greater number of persons than the number of nominees named. The Company's Bylaws provide that vacancies on the Board of Directors may be filled by the remaining members of the Board of Directors.

Set forth below is certain information, as of April 25, 2005, with respect to each nominee:

   Name                 Age    Principal Occupation               Director Since
   ----                 ---    --------------------               --------------

  William H. Willett    68     Mr. Willett has served as a        December 1996
                               Director of the Company since
                               December 1996. In July 1998,
                               Mr. Willett was appointed to the
                               position of Chairman, President
                               and Chief Executive Officer.

  F. Duffield Meyercord 58     Mr. Meyercord has served as a      December 1991
                               Director of the Company since
                               December 1991. Mr. Meyercord is
                               a Managing Partner and a Director
                               of Carl Marks Consulting Group,
                               LLC in New York. He is also the
                               Managing Director and founder of
                               Meyercord Advisors, Inc. and a
                               partner and founder of Venturtech
                               Management Inc., an affiliate of
                               the Venturtech Group, both of which
                               are management consulting firms.
                               Mr. Meyercord currently serves as a
                               Director of the Peapack
                               Gladstone Bank.


  Edwin H. Morgens      63     Mr. Morgens was a founder of the   May 1982
                               Company and has served as a
                               Director of the Company since May
                               1982. Mr. Morgens is and has been
                               the Chairman and co-founder of
                               Morgens, Waterfall, Vintiadis
                               & Co. Inc., an investment firm in
                               New York, New York since 1968. Mr.
                               Morgens currently serves as a
                               Director of TransMontaigne, Inc.

   Name                 Age    Principal Occupation               Director Since
   ----                 ---    --------------------               --------------

  Allan D. Weingarten   67     Mr. Weingarten has served as a     April 1997
                               Director of the Company since
                               April 1997. Until retiring in
                               December 2003, Mr. Weingarten was
                               the Senior Vice President and
                               Treasurer of Jacuzzi Brands, Inc.
                               (formerly known as U.S. Industries,
                               Inc.). Mr. Weingarten also currently
                               serves as a Director of AXS-One,
                               Inc.

  Mark T. Boyer         47     Mr. Boyer was appointed to the     April 2001
                               Board in April 2001. Mr. Boyer is
                               and has been the President and a
                               Director of ROI Capital Management
                               in Greenbrae, California since 1992.

All Directors hold office until the next annual meeting of stockholders and until their successors are duly elected. Officers serve at the discretion of the Board of Directors.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) under the Securities Exchange Act of 1934 (the "Exchange Act"), requires the Company's officers and Directors and holders of more than ten percent of the Company's outstanding Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. Based solely upon a review of such forms, or on written representations from certain reporting persons that no reports were required for such persons, the Company believes that during 2004 all required events of its officers, directors and 10% stockholders required to be so reported, have been timely filed, except that Mr. Boyer filed a Form 3 late; filed five Form 4's late on March 4, 2005 and March 7, 2005 relating to the sale in September and November 2004 of an aggregate of 122,500 shares of Common Stock owned by ROI (see footnote 9 of "Security Ownership of Certain Beneficial Owners and Management"); and filed a Form 4 late for the disposition on December 31, 2004 of 149,300 shares of Common Stock with respect to which ROI gave up beneficial ownership when a client of ROI moved his portfolio from and terminated his relationship with ROI as of December 31, 2004.

EXECUTIVE COMPENSATION

The following table sets forth, for the last three completed fiscal years, a summary of the annual and long-term compensation for services in all capacities of the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company who were serving as such as of December 31, 2004 (the "Named Executive Officers").

                                      Summary Compensation Table
                                                                Long-Term
                        Annual Compensation Awards (*)          Compensation
                       -----------------------------------      ------------
                                                                Securities
                                                                Underlying       Other
Name and Position          Year     Salary ($)    Bonus ($)     Options (#)      Compensation (1)
-----------------          ----     ----------    ---------     -----------      ----------------

William H. Willett,        2004     225,000       334,000       125,000  (2)     6,424
President and Chief        2003     225,000       196,000             -          6,855
Executive Officer          2002     225,000             -       200,000  (3)     5,757

Simon Nynens, Executive    2004     162,997       123,238       100,000  (2)     6,180
Vice President and Chief   2003     140,000        97,500             -          5,280
Financial Officer          2002     181,732        31,475       100,000  (3)     4,826

Jeffrey Largiader, Vice    2004     144,583       104,856        40,000  (2)     6,421
President Sales &          2003     140,000        87,250            -           5,895
Marketing                  2002     140,000        31,475        55,000  (3)     4,517


                                       8




Vito Legrottaglie, Vice    2004     130,000        60,000         40,000 (2)     5,795
President MIS (4)          2003     118,750        50,000         20,000 (5)     4,046

Dan Jamieson, Vice         2004     116,917        70,000         40,000 (2)     5,907
President and General      2003      83,000        67,000              -         4,308
manager - Lifeboat


*) The cost of certain perquisites and other personal benefits are not included because they did not exceed, in the case of any named executive officer, the lesser of $50,000 or 10% of the total of the annual salary and bonus for such executive.

1) Represents (i) matching contributions paid by the Company to such executive's account under the Company's 401(k) Savings Plan and (ii) premiums paid by the Company in respect of term life insurance for the benefit of such executive.
2) Represents options to purchase Common Stock with an exercise price of $8.03 per share, vesting immediately.
3) Represents options to purchase Common Stock with an exercise price of $2.13 per share, vesting immediately.
4) The Company hired Mr. Legrottaglie in February 2003. For 2003, represents the portion of his annual 2003 salary of $130,000 paid in 2003 after such date.
5) Represents options to purchase Common Stock with an exercise price of $2.01 per share, vesting immediately.

EMPLOYEE BENEFIT PLANS

The Company provides all employees, including executive officers, with group medical, dental and disability insurance on a non-discriminatory basis. Employees are required to contribute 20% of the premium costs of such policies. The Company has a 401(k) savings and investment plan intended to qualify under
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), for our domestic employees, which permits employee salary reductions for tax-deferred savings purposes pursuant to Section 401(k) of the Code. The Company matches 50% of domestic employee contributions up to the first 6% of compensation. The Company's total contributions for 2004 were approximately $106,000.

The Company maintains a performance bonus plan for our senior executives which provides for a bonus of up to 75% of the executive's base salary in the event certain performance targets, based upon revenue and operating profitability, are achieved and also provides for additional incentive bonuses based upon pre-established metrics (the "Performance Bonus Plan"). The Performance Bonus Plan also provides for an increase in the available bonus pool for performance in excess of a specified net income after tax performance target (the "over target bonus"). Subject to approval by its Board of Directors, the Company anticipates that a similar type bonus plan will continue in effect for 2005 and subsequent fiscal years and that bonuses under this plan in the 2005 fiscal year and thereafter will be based on the Company meeting or exceeding profitability targets established by the Compensation Committee.

STOCK OPTION PLANS

1995 Stock Plan. The purpose of the Company's 1995 Stock Plan (the "1995 Stock Plan") is to provide incentives to officers, directors, employees and consultants of the Company. Under the 1995 Stock Plan, officers and employees of the Company and any present or future subsidiary are provided with opportunities to purchase shares of Common Stock of the Company pursuant to options which may qualify as ISOs, or which do not qualify as ISOs ("Non-Qualified Options") and, in addition, such persons may be granted awards of stock in the Company ("Awards") and opportunities to make direct purchases of stock in the Company
("Purchases"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options." Options, Awards and Purchases are referred to hereafter collectively as "Stock Rights." The 1995 Stock Plan contains terms and conditions relating to ISOs necessary to comply with the provisions of Section 422 of the Code.

The 1995 Stock Plan authorized the grant of Stock Rights to acquire up to 1,137,500 shares of Common Stock. As of April 25, 2005, a total of 781,940 shares of Common Stock are subject to outstanding Options under the 1995 Stock Plan at exercise prices ranging from $2.01 to $8.375 per share. The 1995 Stock Plan expired and terminated on April 21, 2005 (except as to Options outstanding on that date) and no more grants may be made under the 1995 Stock Plan.

The 1995 Stock Plan requires that each Option shall expire on the date specified by the Compensation Committee, but not more than ten years from its date of grant in the case of ISOs and ten years and one day in the case of Non-Qualified Options. However, in the case of any ISO granted to an employee or officer owning more than 10% of the total combined voting power of all classes of stock of the Company or any present or future subsidiary, the ISO expires no more than five years from its date of grant.

1995 Non-Employee Director Plan. The purpose of the Company's 1995 Non-Employee Director Plan (the "1995 Director Plan") is to promote the interests of the Company by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board of Directors ("Outside Directors"). The 1995 Director Plan authorized the grant of options for up to 187,500 shares of Common Stock and
provides  for  automatic  grants  of  nonqualified   stock  options  to  Outside
Directors.


Under the 1995 Option Plan, each current Outside Director has received, and each Outside Director who first joined the Board after April 1995 automatically received at that time, options to purchase 18,750 shares of Common Stock. As of April 25, 2005, a total of 114,750 shares of Common Stock are subject to outstanding Options under the 1995 Non-Employee Director Stock Plan at exercise prices ranging from $2.13 to $6.375 per share. All options granted to Outside Directors have an exercise price equal to 100% of the fair market value on the date of grant. The 1995 Director Plan requires that options granted thereunder will expire on the date which is ten years from the date of grant. Each option granted under the 1995 Director Plan becomes exercisable over a five-year period, and vests in an installment of 20% of the total option grant upon the expiration of one year from the date of the option grant, and thereafter vests in equal quarterly installments of 5%. The 1995 Director Plan expired and was terminated on April 21, 2005 (except as to Options outstanding on that date) and no more grants may be made under the 1995 Director Plan.

TOTAL OPTIONS EXERCISED IN 2004 AND YEAR-END VALUES

This table gives information for options exercised by each of the Named Executive Officers in 2004 and the value (stock price less exercise price) of the remaining options held by those executive officers at year-end, using the closing price of $14.78 of the Company's Common Stock on December 31, 2004.



                                                Number of Securities             Value of Unexercised
                  Shares                        Underlying Unexercised           In-The Money Options
                  acquired                      Options/SAR's  at FY-End (#)     at Fiscal Year-End
                  on            Value           ---------------------------------------------------------------------
Name              Exercise (#)  Realized ($)    Exercisable       Unexercisable  Exercisable($)   Unexercisable ($)
----              ------------  ------------    -----------       -------------  --------------   -----------------
William Willett         0       $      0        343,750           50,000         $3,510,250       $619,500
Simon Nynens       50,000       $262,250        100,000                0         $  675,000       $      0
Jeffrey Largiader       0       $      0         95,000                0         $  965,750       $      0
Vito Legrottaglie    5000       $ 45,150         55,000                0         $  525,400       $      0
Dan Jamieson       20,000       $168,200         40,000                0         $  270,000       $      0


OPTION GRANTS IN 2004

This table shows all options to purchase the Company's Common Stock granted to each of our Named Executive Officers in 2004 and the potential value of such grants at stock price appreciation rates of 0%, 5% and 10%, compounded annually over the maximum ten-year term of the options. The 5% and 10% rates of appreciation are required to be disclosed by SEC rules and are not intended to forecast possible future appreciation, if any, in the Company's stock price.


                   Individual Grants                                        Potential Realizable Value
                   Number of         % of Total                             at Assumed Annual Rate
                   Securities        Options        Exercise                of Stock Price
                   Underlying        Granted to     Price                   Appreciation
                   Options           Employees in   Per Share   Expiration  for option       Term (4)
Name               Granted (1)       Fiscal Year    ($/Sh) (2)  Date (3)    5% ($)           10% ($)
----               -----------       -----------    ----------  ----------  ------           -------

William Willett    125,000           26.60%         8.03        6/11/2014   631,253          1,599,719
Simon Nynens       100,000           21.28%         8.03        6/11/2014   505,002          1,279,775
Jeffrey Largiader   40,000            8.51%         8.03        6/11/2014   202,001            511,910
Vito Legrottaglie   40,000            8.51%         8.03        6/11/2014   202,001            511,910
Dan Jamieson        40,000            8.51%         8.03        6/11/2014   202,001            511,910


(1) All stock options granted in 2004 to the Named Executive Officers were granted under the 1995 stock option plan and vest immediately.
(2) The exercise price per share of options granted represented the fair market value of the underlying shares of Common Stock on the date the options were granted.
(3) The options granted have a term of ten years and one day, subject to earlier termination upon the occurrence of certain events related to termination of employment.
(4) The potential realizable value is calculated based upon the term of the option at its time of grant (ten years). It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option, and that the option is exercised and sold on the last day of its term for the appreciated stock price.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth information, as of December 31, 2004, regarding securities authorized for issuance upon the exercise of stock options under all of the Company's equity compensation plans.

                                                                                   (c)
                                                                                   Number of Securities
                                                                (b)                Remaining Available
                                                                Weighted           for Future Issuance
                                   (a)                          Average Exercise   Under Equity
                                   Number of Securities to      Price of           Compensation Plans
                                   be Issued Upon Exercise      Outstanding        (Excluding Securities
Plan Category                      of Outstanding Options       Options            Reflected in Column (a))
-----------------------------------------------------------------------------------------------------------
Equity Compensation Plans
Approved by Stockholders (1)       944,685                      5.77               54,095
Equity Compensation Plans
Not Approved by Stockholders (2)    50,000                      2.39                    -
                                   ------------------------------------------------------------------------


     Total                         994,685                      5.60               54,095
-----------------------------------------------------------------------------------------------------------

(1) Consists of options available for grant under the 1995 Stock Plan and the 1995 Director Plan. See "Stock Option Plans" in this proxy statement.

(2) Included 50,000 stock appreciation rights granted to Mr. Willett as part of his employment agreement. If there shall be a change in control, as defined in Mr. Willett's employment agreement, prior to the termination of the employment period, the Company will be required to pay to Mr. Willett a bonus equal to the amount, if any, by which the value per share received by stockholders in connection with the change of control exceeds the exercise price of the stock appreciation rights.

EMPLOYMENT AND SEVERANCE AGREEMENTS

Each of the Named Executive Officers has entered into an agreement that includes a covenant not-to-compete and a confidentiality provision. The covenant not-to-compete prohibits the executive for a period of one year after termination from engaging in a competing business. Such covenant also prohibits the executive from directly or indirectly soliciting the Company's customers or employees.

The Company entered into an employment agreement with Mr. Willett in July 2002, which provides for a base salary of $225,000 per year. The agreement, which currently expires on January 15, 2006, automatically renews each year for successive twelve month periods unless either party gives the other at least three months written notice of termination.


On December 16, 2003, the employment agreement was amended to provide that the Company shall pay a performance bonus in the aggregate amount of $230,000, payable in installments of $46,000 on each of December 31, 2003, March 31, 2004, June 30, 2004, September 30, 2004 and December 31, 2004 provided that Mr. Willett continues to be employed by the Company on such date. Such performance bonus has been paid in full.

The agreement includes the grant of certain stock options; an automobile allowance and participation in the Company's benefit plans. Mr. Willett has the right to terminate his employment at any time on not less than 90 days prior written notice. The Company has the right to terminate Mr. Willett's employment with or without "cause" (as defined in the employment agreement), without prior written notice.

In the event that Mr. Willett's employment is terminated without cause or by the rendering of a non-renewal notification, he is entitled to receive severance payments equal to twelve months salary and immediate vesting of all outstanding stock awards. Additionally, in the event that a change of control of the Company occurs (as described in the employment agreement), Mr. Willett's outstanding stock awards become immediately vested and he is entitled to the pro-rata performance bonus based upon stock price at the date of such change in control.

The Company has entered into severance agreements with Mr. Nynens and Mr. Legrottaglie. Mr. Nynens is entitled to severance payments for nine months at the then applicable annual base salary if the Company terminates his employment for any reason other than for cause. Mr. Legrottaglie is entitled to severance payments for six months at the then applicable annual base salary if the Company terminates his employment for any reason other than for cause.

CERTAIN TRANSACTIONS

The Company has adopted a policy whereby all transactions between the Company and its principal officers, Directors and affiliates must be on terms no less favorable to the Company than could be obtained from unrelated third parties and require pre-approval by a majority of the disinterested members of the Company's Board of Directors. There were no such transactions in 2004.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Edwin H. Morgens, F. Duffield Meyercord and Allan Weingarten served as members of the Compensation Committee during the last completed fiscal year. None of Messrs. Morgens, Meyercord and Weingarten (i) was, during the last completed fiscal year, an officer or employee of the Company or any of its subsidiaries,
(ii) was formerly an officer of the Company or any of its subsidiaries, or (iii) had any relationship requiring disclosure by the Company under any paragraph of
Item 404 of Regulation S-K. Furthermore, no member of the Compensation Committee had a relationship that requires disclosure under Item 402(j)(3) of Regulation S-K.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

In evaluating the reasonableness of compensation paid to the Company's executive officers, the Compensation Committee takes into account, among other factors, how compensation compares to compensation paid by competing companies, individual contributions and the Company's performance. Base salary is determined based upon individual performance, competitive compensation trends and a review of salaries for like jobs at similar companies.

The Company also maintains the Performance Bonus Plan for its senior executives which provides for a bonus of up to 75% of the executive's base salary in the event certain performance targets, based upon revenue and operating profitability, are achieved. The Performance Bonus Plan also provides for an increase in the available bonus pool for performance in excess of a specified net income after tax performance target. For a further discussion of the Performance Bonus Plan see the discussion under "Employee Benefit Plans."

It is the Company's policy that the compensation of executive officers also be based, in part, on the grant of stock options as an incentive to enhance the Company's performance. Stock options are granted based upon a review of such executive's responsibilities and relative position in the Company, such executive's overall job performance and such executive's existing stock option position. On June 10, 2004, the Company granted 495,000 options at an option price of $8.03 per share to officers and key-employees of the Company. The options granted vested immediately on June 10, 2004. The Company granted options to purchase 125,000 shares to William H. Willett, the Company's President and Chief Executive Officer; options to purchase 100,000 shares to Simon Nynens, the Company's Executive Vice President and Chief Financial Officer; options to purchase 40,000 shares to Jeffrey Largiader, the Company's Vice President Sales & Marketing, options to purchase 40,000 shares to Vito Legrottaglie, the Company's Vice President and Chief Information Officer, options to purchase 40,000 shares to Dan Jamieson, General manager of the Company's Lifeboat division; and options to purchase 25,000 shares to Steve McNamara, the Vice President and General Manager of Programmer's Paradise Canada. Each non-employee director of the Company received options to purchase 25,000 shares of the Company's Common Stock at an option price of $8.03 per share.

The compensation of the Company's Chief Executive Officer in 2004 consisted of a base salary, an automobile allowance, a performance bonus as well as 125,000 options. The total compensation package was established considering base salaries of peer Chief Executive Officers with similar executive responsibilities. On December 16, 2003, the employment agreement of Mr. Willett was amended to provide that the Company shall pay Mr. Willett a performance bonus in the aggregate amount of $230,000, payable in installments of $46,000 on each of December 31, 2004, March 31, 2004, June 30, 2004, September 30, 2004 and December 31, 2004 provided that Mr. Willett continued to be employed by the Company on such date. $46,000 of this bonus was paid in 2003 and $184,000 was paid in 2004.


                  The Compensation Committee
                  --------------------------

                  Edwin H. Morgens
                  F. Duffield Meyercord
                  Allan Weingarten

STOCK PRICE PERFORMANCE GRAPH

Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock with the cumulative total return of the S&P Midcap 400 Index and the S&P 400 Computer and Electronics Retail Index for the period commencing December 31, 1999 and ending December 31, 2004, assuming $100 was invested on December 31, 1999 and the reinvestment of dividends.


                               [GRAPH OMITTED]


                                         INDEXED RETURNS
                                Base     Years Ending
                                Period
Company / Index                 Dec99    Dec00   Dec01   Dec02   Dec03   Dec04
--------------------------------------------------------------------------------
PROGRAMMERS PARADISE INC        100       33.61   35.41  25.84   100.33  224.60
S&P MIDCAP 400 INDEX            100      117.51  116.80  99.85   135.41  157.73
S&P 500 COMPUTER & ELECTRONICS
RETAIL                          100       57.22   92.06  47.38    92.00  107.40

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee consists of three independent directors. Its duties and responsibilities are set forth in a written charter (the "Audit Committee Charter"). The Audit Committee Charter is attached as Exhibit A to this proxy statement.

In the course of fulfilling its responsibilities during fiscal year 2004, the Audit Committee has:

    o reviewed and discussed with management the audited financial statements for the year ended December 31, 2004;

    o discussed with representatives of Amper, Politziner & Mattia P.C. (the "Independent Registered Public Accounting Firm") the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended;

    o received the written disclosures and the letter from the Independent Registered Public Accounting Firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended;

    o discussed with the Independent Registered Public Accounting Firm its independence from the Company and management; and

    o considered whether the provision by the Independent Registered Public Accounting Firm of non-audit services is compatible with maintaining the Independent Registered Public Accounting Firm's independence.

Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004.

The Audit Committee Charter provides that one duty of the Audit Committee is to provide advice to the Board of Directors in selecting, evaluating and replacing the Company's independent registered public accounting firm. In performing that duty, the Audit Committee recommended that the Board of Directors appoint Amper, Politziner & Mattia P.C. The Board of Directors agreed with this recommendation and, accordingly, appointed Amper, Politziner & Mattia as Programmer's Paradise, Inc.'s independent registered public accounting firm for 2005.


                                        Respectfully submitted,
                                        F. Duffield Meyercord
                                        Allan Weingarten
                                        Edwin H. Morgens

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee annually considers and recommends to the Board of Directors the selection of the Company's independent registered public accounting firm. Our independent registered public accounting firm during the year ended December 31, 2004 was Amper, Politziner & Mattia P.C. Amper, Politziner & Mattia P.C. has audited our financial statements since 2002. As recommended by the Audit Committee, the Board of Directors has appointed Amper, Politziner & Mattia P.C. to serve as the Company's independent registered public accounting firm for 2005. One or more representatives of Amper, Politziner & Mattia P.C. are expected to be present at the meeting. They will have the opportunity to make a statement and will be available to respond to appropriate questions.

Fees and Independence

Audit Fees. We paid Amper, Politziner & Mattia P.C. an aggregate of $101,285 and $71,905, respectively for professional services rendered for the audit of our financial statements for the years ended December 31, 2004 and 2003 and its reviews of our unaudited financial statements included in our quarterly reports on Form 10-Q for the quarterly period in the years ended December 31, 2004 and 2003, respectively.

Audit-Related Fees. We paid Amper, Politziner & Mattia P.C. an aggregate of $0,- and $28,870 for assurance and services related to the Company's defined contribution plan and accounting consultations for the years ended December 31, 2004 and 2003, respectively.

Tax Fees. The aggregate fees billed for professional services rendered by Amper, Politziner & Mattia P.C. during fiscal 2004 and 2003 for tax compliance, tax advice and tax planning were $28,260 and $14,450 respectively.

All Other Fees. During the years ended December 31, 2004 and 2003, Amper, Politziner & Mattia P.C. did not provide or bill for other services not included above.

The Audit Committee has determined that the provision of services by Amper, Politziner & Mattia P.C. described in the preceding paragraphs is compatible with maintaining Amper, Politziner & Mattia's independence. All permissible non-audit services provided by Amper, Politziner & Mattia P.C. in 2003 and 2004 were pre-approved by the Audit Committee.

GENERAL

The Management of the Company does not know of any matters other than those stated in this proxy statement which are to be presented for action at the Meeting. If any other matters should properly come before the Meeting, proxies will be voted on these other matters in accordance with the judgment of the persons voting the proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons designated therein as proxy appointees. The Company will bear the cost of preparing, printing, assembling and mailing all proxy material which may be sent to stockholders in connection with this solicitation. Arrangements will also be made with brokerage houses, other custodians, nominees and fiduciaries, to forward soliciting material to the beneficial owners of the Company's Common Stock held by such persons. The Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone, telecopy or telegraph. The Company does not expect to pay its officers or employees any compensation for the solicitation of proxies.

STOCKHOLDER PROPOSALS FOR INCLUSION IN THE COMPANY'S 2006 ANNUAL MEETING PROXY STATEMENT AND PROXY CARD

Any Stockholder proposal to be considered by us for inclusion in the Company's 2006 proxy statement and form of proxy card for next year's Annual Meeting of Stockholders, expected to be held in June 2006, must be received by the Company's Corporate Secretary at the Company's principal executive offices located at 1157 Shrewsbury Avenue, Shrewsbury, NJ 07702, no later than December 30, 2005 (120 days prior to the first anniversary of the date of this proxy statement). The Securities and Exchange Commission rules set forth standards as to what stockholders proposals are required to be included in a proxy statement.

OTHER  STOCKHOLDER  PROPOSALS  FOR  PRESENTATION  AT THE  COMPANY'S  2006 ANNUAL
MEETING

For any proposal that is not submitted for inclusion in next year's proxy statement (as described above) but is instead sought to be presented directly at the 2006 annual meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if the Company: (a) receives notice of the proposal more than 45 days prior to the anniversary of the mailing date of this proxy statement and the Company advises stockholders in next year's proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) do not receive notice of the proposal at least 45 days prior to the anniversary of the mailing date of this proxy statement. Notices of intention to present proposals at the 2006 annual meeting should be addressed to the Company's Corporate Secretary at the Company's principal executive offices located at 1157 Shrewsbury Avenue, Shrewsbury, NJ 07702.


                                By Order of the Board of Directors,

                                William H. Willett, Chairman
                                and Chief Executive Officer

April 29, 2005

                                  Annex A

                          PROGRAMMER'S PARADISE, INC.

                            AUDIT COMMITTEE CHARTER

                  (Amended and Restated as of April 28, 2005)



PURPOSE

         The primary function of the Audit Committee of the Board of Directors of Programmer's Paradise, Inc. (the "Company") is to assist the Board of Directors in the oversight of the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the independent registered public accounting firm's qualifications and independence and the performance of the Company's internal audit function and independent registered public accounting firm. The Audit Committee shall also prepare the Audit Committee Report required by the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

         The Audit Committee shall fulfill its oversight responsibilities by reviewing the following: the financial reports and other financial information provided by the Company to its shareholders, the SEC and others; the Company's systems of internal controls regarding finance, accounting, legal compliance and business conduct that Management and the Board have established; and the Company's auditing, accounting and financial processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of and adherence to these processes and systems. The Audit Committee's primary duties and responsibilities are to:

           o   serve  as an  independent  and  objective  party to  monitor  the
               Company's   financial  reporting  process  and  internal  control
               systems;

           o   review1 and   appraise  the  audit   efforts  of  the   Company's
               independent registered public accounting firm and exercise ultimate authority over the relationship between the Company and its independent registered public accounting firm; and

           o   provide an open  avenue of  communication  among the  independent
               registered   public   accounting   firm,   financial  and  senior
               Management and the Board of Directors.

         In the exercise of its oversight responsibilities, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements fairly present the Company's financial position and results of operation and are in accordance with generally accepted accounting principles. Instead, such duties remain the responsibility of Management and the outside independent registered public accounting firm. Nothing contained in this charter is intended to alter or impair the operation of the "business judgment rule" as interpreted by the courts under the Delaware General Corporation Law. Further, nothing contained in this charter is intended to alter or impair the right of the members of the Committee under the Delaware General Corporation Law to rely, in discharging their responsibilities, on the records of the Company and on other information presented to the Committee, Board or the Company by its officers or employees or by outside experts.

COMPOSITION OF THE AUDIT COMMITTEE

         The Committee shall consist of three members of the Board. The members shall be appointed by action of the Board and shall serve at the discretion of the Board. The Board shall designate one member of the Committee to serve as its chair. With respect to each Committee member, the Board shall affirmatively determine that the member satisfies the requirements for "independence" imposed by The NASDAQ Stock Market or other appropriate governing body, Section 10A(3) of the Securities Exchange Act of 1934 (the "Exchange Act"), and all rules and regulations promulgated thereunder by the SEC. Each Committee member must be financially literate, as required by The NASDAQ Stock Market and

---------------------
1        Auditing literature,  particularly, Statement of Auditing Standards No.
100, defines the term "review" to include a particular set of required procedures to be undertaken by independent accountants. The members of the Audit Committee are not independent accountants, and the term "review" as used in this Audit Committee Charter is not intended to have this meaning. Consistent with footnote 47 of SEC Release No. 34-42266, any use in this Audit Committee Charter of the term "review" should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of interim financial statements.

determined by the Board in its business judgment, or must be able to become financially literate within a reasonable period of time after his or her appointment to the Committee. The Audit Committee must have at least on member with accounting or related financial management expertise, as defined by the Board in its business judgment. The Board and the Company shall use diligent efforts to have at least one Audit Committee member who meets the criteria of "audit committee financial expert" as prescribed by SEC rules. If an Audit Committee member simultaneously serves on the audit committee of more than three public companies, the Board must determine that such simultaneous service does not impair the ability of such member to serve effectively on the Committee and must disclose such determination in the annual proxy statement.

         Determination of the true, actual and effective independence of any Audit Committee member that has or had some relationship with the Company, will be made by the Board of Directors in accordance with the requirements of The NASDAQ Stock Market and the SEC, with weight given to both prudent principles and "appearances."

         The Audit Committee shall be designated and its membership appointed in accordance with and subject to the Company's bylaws.

MEETINGS

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least four times annually with Management, the independent registered public accounting firm and the internal auditors, if any, in separate executive sessions to discuss any matters that the Committee believes should be discussed privately. In addition, the Committee, or at least its Chair, should meet with the independent registered public accounting firm and Management quarterly in advance of any earnings press release to review the Company's financials consistent with its responsibilities and duties.

         The Committee shall report to the Board of Directors at each regularly scheduled Board meeting on significant results of its activities.

         The Committee shall have the authority to establish its own rules and procedures consistent with the bylaws of the Company for notice and conduct of its meetings, should the Committee, in its discretion, deem it desirable to do so.

The Committee may, in its discretion, utilize the services of the Company's regular corporate legal counsel with respect to legal matters or, at its discretion, retain other legal, accounting or other advisors if the Committee determines that such counsel is necessary or appropriate under the circumstances. The Audit Committee shall have sole authority to approve all fees and terms of engagement of such advisors, and the Company shall provide sufficient funding for the payment of any such advisors retained by the Committee.

RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Audit Committee shall:

         Documents/Reports Review

o Discuss with Management and the independent registered public accounting firm the Company's annual and interim financial statements, earnings press releases, earnings guidance and any reports or other financial information submitted to the shareholders, the SEC, analysts, rating agencies and others, including any certification, report, opinion or review rendered by the independent accountants.

o Review the regular internal reports to Management prepared by the internal auditors, if any, and Management's response.

o Discuss with Management and the independent registered public accounting firm the Quarterly Reports on Form 10-Q, the Annual Reports on Form 10-K, including the Company's disclosures under "Management's Discussion and Analysis of Financial Conditions and Results of Operations," and any related public disclosure prior to its filing.

Independent Registered Public Accounting firm

o Have sole authority for the appointment, compensation, retention, oversight, termination and replacement of the Company's independent registered public accounting firm (subject, if applicable, to stockholder ratification). Such appointment shall satisfy Sections 10A(j) and (l) of the Exchange Act and any rules promulgated thereunder with respect to audit partner rotation and conflict of interest, respectively. The independent registered public accounting firm shall report directly to the Audit Committee. The Company shall provide sufficient funding for the payment of the independent registered public accounting firm.

o Pursuant to Section 10A(i)(1) of the Exchange Act, pre-approve all auditing services and all non-audit services to be provided by the independent registered public accounting firm, provided that the Audit Committee shall not approve any prohibited non-audit services set forth in Section 10A(g) of the Exchange Act.

o Periodically, the Committee should review and discuss with the independent registered public accounting firm all significant relationships such firm has with the Company which might affect its independence. In connection with this review, the independent registered public accounting firm shall provide the Committee with a written statement delineating all relationships between the independent registered public accounting firm and the Company.

o Review the performance of the independent registered public accounting firm with both Management and the independent registered public accounting firm.

o Subject to the overall direction of the Audit Committee, the internal audit function will be managed on a day-to-day operational basis by the Chief Executive Officer.

o Periodically meet with the independent registered public accounting firm separately and privately to hear its views on the adequacy of the Company's internal control over financial reporting, any special audit steps adopted in light of material control deficiencies and the qualitative aspects of the Company's financial reporting, including the quality and consistency of both accounting policies and the underlying judgments, or any other matters raised by it.

o Obtain and review a report from the independent registered public accounting firm at least annually regarding (a) the independent registered public accounting firm's internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent registered public accounting firm and its related entities and the Company and its related entities.

Financial Reporting Processes

o Review with financial Management and the independent registered public accounting firm the quality and consistency, not just the acceptability, of the judgments and appropriateness of the accounting principles and financial disclosure practices used by the Company, including an analysis of the effects of any alternative GAAP methods on the financial statements. This discussion shall cover the degree of aggressiveness or conservatism of both the accounting principles employed and the underlying judgments.

o Approve any significant changes to the Company's auditing and accounting principles and practices after considering the advice of the independent registered public accounting firm and Management.

o Focus on the reasonableness of control processes for identifying and managing key business, financial and regulatory reporting risks.

o Discuss with Management the Company's major financial risk exposures and the steps Management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

o Periodically meet with appropriate representatives of Management and the internal auditors, if any, separately and privately to consider any matters raised by them, including any audit problems or difficulties and Management's response.

o Periodically review the effect of regulatory and accounting initiatives, as well as any off-balance sheet structures, on the financial statements of the Company.

Process Improvement

o Following the completion of the annual audit, review separately with Management and the independent registered public accounting firm any difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

o Periodically review processes and policies for communicating with investors and analysts.

o Review and resolve any disagreement between Management and the independent registered public accounting firm in connection with the annual audit or the preparation of the financial statements.

o Review with the independent registered public accounting firm and Management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

Business Conduct and Legal Compliance


o Review the Company's Code of Ethical Conduct and review Management's processes for communicating and enforcing this Code.

o Review Management's monitoring of the Company's compliance with the organization's Code of Ethical Conduct, and ensure that Management has the proper review system in place to ensure that the Company's financial statements, reports, and other financial information disseminated to governmental organizations and to the public satisfy legal requirements.


o Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

Other Responsibilities

o Establish and review periodically procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

o Provide the report for inclusion in the Company's annual proxy statement that is required by Item 306 of Regulation S-K of the Securities and Exchange Commission.

o Through its Chair, report periodically, as deemed necessary or desirable by the Committee, but at least annually, to the full Board regarding the Committee's actions and recommendations, if any.

o Establish policies for the Company's hiring of employees or former employees of the independent registered public accounting firm who were engaged on the Company's account.

o Perform any other activities consistent with this Charter, the Company's bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

ANNUAL PERFORMANCE EVALUATION

         The Audit Committee shall perform a review and evaluation, at least annually, of the performance of the Audit Committee and its members, including reviewing the compliance of the Audit Committee with this Charter, and report the results of such evaluation to the Board. In addition, the Audit Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board any improvements to this Charter that the Compensation Committee considers necessary or valuable.

                                                                      PROXY CARD
                                                                      ----------


                          PROGRAMMER'S PARADISE, INC.
                             1157 Shrewsbury Avenue
                          Shrewsbury, New Jersey 07702

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         The undersigned hereby appoints WILLIAM H. WILLETT and SIMON F. NYNENS with the power to appoint their substitutes, and hereby authorizes them to represent and to vote on behalf of the undersigned all the shares of common stock, par value $.01 per share (the "Common Stock"), of Programmer's Paradise, Inc., held of record by the undersigned on April 26, 2005, at the Annual Meeting of Stockholders to be held at the offices of Dechert LLP, 30 Rockefeller Plaza, New York, New York, on June 14, 2005 at 10:00 AM, local or any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such shares, upon the following proposals more fully described in the notice of and proxy statement for the Meeting (receipt whereof is hereby acknowledged).

1.  ELECTION OF DIRECTORS
    FOR all nominees listed below [ ] WITHHOLD AUTHORITY to vote for nominees listed below [ ]
    (except as marked to the contrary below)
    (INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below)

    -----------------------------------------------------------------------

    WILLIAM  H.  WILLETT,  F.  DUFFIELD  MEYERCORD,   EDWIN  H.  MORGENS,  ALLAN
    WEINGARTEN AND MARK T. BOYER

2. In their discretion the Proxies are authorized to vote upon such other business as may properly be brought before the Meeting.

                            (continued, and to be executed, on the reverse side)


    THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

        Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

         I will [ ] will not [ ] attend this Meeting.

                                                      Dated:              , 2005


                                                      --------------------------
                                                      SIGNATURE


                                                      --------------------------
                                                      SIGNATURE IF HELD JOINTLY.

    PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS